Exhibit 10.2

STERICYCLE, INC.

FIRST AMENDMENT

This First Amendment, dated as of October 18, 2012 (this “Amendment”), is entered into by and among Stericycle, Inc., a Delaware corporation (the “Company”), the Subsidiaries of the Company signatory hereto (collectively, the “Subsidiary Loan Parties”), the Lenders (as defined below) signatory hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under that certain Amended and Restated Credit Agreement, dated as of September 21, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Company, the financial institutions from time to time party thereto as lenders (the “Lenders”) or as “L/C Issuers”, the Subsidiaries of the Company party thereto as “Designated Borrowers” and the Administrative Agent. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

W I T N E S S E T H

WHEREAS, the Company has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 hereof:

(a) The following defined term is added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“2012 Note Purchase Agreement” means a note purchase agreement entered into by the Company on or before October 22, 2012, pursuant to which the Company issues and sells no more than $250,000,000 in the aggregate of its senior notes, in two series having seven- and 10-year maturities, each in the aggregate amount of $125,000,000, and substantially similar in substance to the draft provided to the Administrative Agent.

(b) Section 7.09 of the Credit Agreement is amended to delete the following parenthetical: (other than restrictions contained in this Agreement or any other Loan Document, or in Section 10.3 of the 2008 Note Purchase Agreement or Section 10.3 of the 2010 Note Purchase Agreement) and to substitute therefor the following parenthetical: (other than restrictions contained in this Agreement or any other Loan Document, or in Section 10.3 of the 2008 Note Purchase Agreement or Section 10.3 of the 2010 Note Purchase Agreement or Section 10.3 of the 2012 Note Purchase Agreement).

2. Conditions to Effectiveness. The provisions of Paragraph 1 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon the following:

(a) the Administrative Agent’s receipt of counterparts of this Amendment, duly executed and delivered on behalf of each of the Company, each Subsidiary Loan Party and the Required Lenders; and

(b) unless waived by the Administrative Agent, the Company having paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the date hereof.

3. Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a) This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, examinership or similar laws affecting creditors’ rights generally and by principles of equity);

(b) Each Loan Party (a) is duly organized or formed, validly existing and in good standing (if applicable in such Loan Party’s jurisdiction of incorporation or organization) under the Laws of the jurisdiction of its incorporation or organization and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment;

(c) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law;

(d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment;

(e) No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment; and

(f) The representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

2

4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

6. Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

7. Reaffirmation. Except as specifically modified by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

8. Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to this Amendment and reaffirms the terms and conditions of each Guaranty and each other Loan Document executed by it and acknowledges and agrees that each and every such Guaranty and other Loan Document executed by such Subsidiary Guarantor in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

[remainder of this page intentionally left blank]

3

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Managing Director

BANK OF AMERICA, N.A., as Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Managing Director

[Signature Page to First Amendment]

STERICYCLE, INC., as the Company

By:	/s/ Frank J.M. ten Brink
Name:	Frank J.M. ten Brink
Title:	Executive Vice President and Chief Financial Officer

STERICYCLE INTERNATIONAL, LTD., as a Designated Borrower and Subsidiary Guarantor

By:	/s/ Frank J.M. ten Brink
Name:	Frank J.M. ten Brink
Title:	Director

STERICYCLE INTERNATIONAL, LLC, as a Designated Borrower and Subsidiary Guarantor

By:	/s/ Frank J.M. ten Brink
Name:	Frank J.M. ten Brink
Title:	Vice President and Manager

STERICYCLE EUROPE S.à.r.l., as a Designated Borrower and Subsidiary Guarantor

By:	/s/ Frank J.M. ten Brink
Name:	Frank J.M. ten Brink
Title:	A manager

STERICYCLE, INC., a New Brunswick (Canada) corporation, as a Designated Borrower and Subsidiary Guarantor

By:	/s/ Frank J.M. ten Brink
Name:	Frank J.M. ten Brink
Title:	Secretary and Treasurer

[Signature Page to First Amendment]

STERICYCLE INTERNATIONAL HOLDINGS LIMITED., as a Designated Borrower and Subsidiary Guarantor

By:	/s/ Frank J.M. ten Brink
Name:	Frank J.M. ten Brink
Title:	Director

SRCL LIMITED, as a Subsidiary Guarantor

By:	/s/ Frank J.M. ten Brink
Name:	Frank J.M. ten Brink
Title:	Director

[Signature Page to First Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Bicker

Name:	Andrew Bicker
Title:	Vice President

[Signature Page to First Amendment]

UNION BANK, N.A.,
as a Lender

By:	/s/ Jeffrey Duncan

Name:	Jeffrey Duncan
Title:	Vice President

[Signature Page to First Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe

Name:	Shuji Yabe
Title:	Managing Director

[Signature Page to First Amendment]

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Wicks Barkhausen

Name:	Wicks Barkhausem
Title:	Officer

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrea S. Chen

Name:	Andrea S. Chen
Title:	Director

[Signature Page to First Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ Blake Gronich

Name:	Blake Gronich
Title:	Vice President

[Signature Page to First Amendment]

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Mark Mital

Name:	Mark Mital
Title:	Senior Vice President

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ W.J. Bowne

Name:	W.J. Bowne
Title:	Senior Vice President

[Signature Page to First Amendment]

SOVEREIGN BANK, as a Lender

By:	/s/ Pedro Bell Astorza

Name:	Pedro Bell Astorza
Title:	SVP-Large Corporate Banking

[Signature Page to First Amendment]

FIFTH THIRD BANK, as a Lender

By:	/s/ Nathaniel E. Sher

Name:	Nathaniel E. (Ned) Sher
Title:	Vice President

[Signature Page to First Amendment]